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                                                                   EXHIBIT 3.10
                         New Jersey Department of State
                        Division of Commercial Recording
                        Certificate of Incorporation, Pro
               (TITLE 14A.2-7 NEW JERSEY BUSINESS CORPORATION ACT
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS)

     THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of the above noted statute of the New Jersey Statutes.

 1.  Name of Corporation: UNICCO Service of N. J., Inc.

 2. The purpose for which this corporation is organized is (are) to engage in any activity within the purposes for which corporations may be organized under NJSA 14A I-1 et seq:

 3.  Registered Agent: THE CORPORATION TRUST COMPANY

 4.  Registered Office: 820 Bear Tavern Road
                        West Trenton, NJ 08628

 5. The aggregate number of shares which the corporation shall have the authority to issue is: 200,000 shares common stock; $.01 par value

 6. If applicable, set forth the designation of each class and series of shares, the number in each, and a statement of the relative rights, preferences and limitations.

 7. If applicable, set forth a statement of any authority vested in the board to divide the shares into classes or series or both and to determine or change their designation number, relative rights, preferences and limitations.

 8.  The first Board of Directors shall consist of 1 Directors (minimum of one).
     Name         Street Address          City               State         Zip
     See 1 in Addendum

 9.  Name and Address of Incorporator(s):
     Name         Street Address          City               State         Zip
     See 2 in Addendum

10.  The duration of the corporation is: Perpetual

11.  Other provisions:

12.  Effective Date (NOT TO EXCEED 90 DAYS FROM DATE OF FILING):

          In Witness whereof, each individual incorporator being over eighteen years of age has signed this certificate, or if the Incorporator is a corporation has caused this Certificate to be signed by its duly authorized officers this 24th day of February 1998.

     Signature:  /s/ Molly Alvarado      Signature:
                 ---------------------              ---------------------
     Signature:                          Signature:
                ----------------------              ---------------------



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                                    Addendum

1.   Name:    Steven C. Kletjian
     Address: c/o UNICCO Service Company, Four Copley Place, Boston, MA 02116

2.   Name:    Molly M. Alvarado
     Address: Posternak, Blankstein & Lund, L.L.P., 100 Charles River Plaza,
              Boston, MA 02114





































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 CN-308
 Trenton, NJ  08625

 CHECK APPROPRIATE STATUTE:

[ ]  Title 14A:2-3 New Jersey Business Corporation Act

[ ]  Title 15A:2-4 New Jersey Nonprofit Corporation Act

APPLICATION FOR RESERVATION OF CORPORATE NAME
(For Use by Domestic and Foreign, Profit and Nonprofit Corporations)

Pursuant to the provisions of the appropriate Statute checked above of the New Jersey Statutes, the undersigned applicant hereby applies for the Reservation of a Corporate Name in New Jersey for a period of one hundred twenty (120) days, and for that purpose submits the following application:

     The Corporate Name to be Reserved is the first name available for corporate use among the following specified names:

     1)   UNICCO SERVICE OF N.J., INC.
          ----------------------------------------------------------------------

     2)
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     3)
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          CT Corporation System
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                               (APPLICANT'S NAME)

          820 Bear Tavern Road
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                 (STREET AND POSTAL DESIGNATION, IF APPLICABLE)

          West Trenton                        New Jersey                08628
          ----------------------------------------------------------------------
          (CITY)                               (STATE)                  (ZIP)


         Signature:    /s/ Carol Gurney
                    ------------------------------------------------------------

        Date:       2-23-98
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     The purpose of this form is to simplify the filing requirements of the
     Secretary of State and not replace the need for competent legal advice.